Exhibit 99.1

Select Staffing to Go Public by Merging with Atlas Acquisition

Total Transaction Valued at Over $840 Million

Hobe Sound, FL and Santa Barbara, CA, December 11, 2009, Atlas Acquisition Holding Corp. (“Atlas”, NYSE AMEX: AXG, AXG.U, AXG.WT) and Koosharem Corporation, a California corporation doing business as the Select Family of Staffing Companies (“Select Staffing”) today announced that they have entered into a definitive agreement and plan of merger. The combined company will be named Select Staffing, Inc. and will continue to trade on the NYSE Amex until the approval of the planned application to transfer listing to the NYSE. The proposed transaction is valued at approximately $840 million.

Select Staffing is a leading provider of temporary staffing and employment services in the U.S, with nationwide operations across multiple contingent staffing sectors. The Company reported revenue of more than $1.4 billion in 2008 and maintains strong profit margins through industry-leading cost management practices. Select Staffing has grown at a compounded annual rate of nearly 36% over the last four years both organically and through acquisition.

Atlas is a special purpose acquisition company (SPAC) formed in January 2008 by James Hauslein, Chairman and Chief Executive Officer, and Gaurav Burman, President, for the purpose of acquiring an operating business. Atlas had approximately $200 million in assets in trust as of September 30, 2009.

Following the completion of the merger, Select Staffing’s current management team will remain in place with D. Stephen Sorensen serving as Chairman and Chief Executive Officer, Paul J. Sorensen as President, and Jeff Mitchell as Chief Financial Officer of the combined company.

“We believe this transaction represents a great investment opportunity for Atlas shareholders at a very attractive valuation and at an optimal time in the recovering business cycle,” stated James N. Hauslein, Chairman and Chief Executive Officer of Atlas Acquisition Holdings Corp. “Select Staffing is the second largest privately owned staffing company in the United States and is positioned to capitalize on the underlying industry trends toward increasing temporary staffing penetration in the U.S, like Europe has done for some time. Temporary staffing is one of the leading indicators in an economic recovery. Under the guidance of a seasoned management team with a proven track record of acquiring and successfully integrating acquisitions, we are confident in Select Staffing’s business model and ability to further expand their leadership position.”

“This transformative transaction strengthens our balance sheet, reinforces our business model, and raises our stature as a leading industry consolidator,” commented D. Stephen Sorensen, Chairman and Chief Executive Officer of Select Staffing. “Through both organic growth and acquisitions, we have established a leading market position that places us at the forefront of an industry poised for growth and continued consolidation. More than ever, businesses are seeking the flexibility, risk management, and talented employees we provide.”

Gaurav Burman, President of Atlas Acquisition Holdings Corp. added, “Select Staffing represents exactly the type of business the SPAC structure was created for. We believe that Atlas’ cash coupled with Select Staffing’s business gives Atlas shareholders an ideal platform for future value creation.”

Paul J. Sorensen, President of Select Staffing added, “Being a public company enables us to offer our employees increased professional opportunities and gives us greater resources to satisfy our customers’ needs. This is the next chapter in Select Staffing’s growth story.”

Terms of the Proposed Transaction

Under the terms of the merger agreement, Select Staffing shareholders will receive approximately 24,700,000 shares of Atlas, or 42.5% of the combined company and certain of Select Staffing Second Lien holders will receive securities convertible into up to 13.4% of the combined company. Atlas founders will retire 1,000,000 shares for no consideration. All outstanding Atlas warrants will be converted to 1,677,000 shares of common stock at closing. Atlas common shares will remain outstanding. Post closing, the combined company is expected to have a total of approximately 58,200,000 shares outstanding. The percentages and total share count assume no Atlas shareholder redemptions and full Second Lien participation.

In addition to shares offered in the transaction, Select Staffing shareholders will be entitled to receive a potential earn-out payment of up to 6,000,000 shares based on both 2010 EBITDA and 2010 stock performance.

As part of the transaction, Select Staffing is expected to retire approximately $200 million or more in total debt. This includes retiring at least $92 million of $100 million Second Lien debt with $25 million in cash and the issuance of up to 7.8 million convertible securities. In addition, the transaction will substantially pay down senior debt, enabling Select Staffing to reduce ongoing cash requirements and continue to grow through acquisition.

Consummation of the proposed transaction is subject to shareholder approval of the merger agreement, warrant holder approval of amendments, approval of pre- and post-closing charter amendments, as well as other customary closing conditions.

Atlas Acquisition Holdings Corp. will file a proxy statement with the U.S. Securities and Exchange Commission in connection with a special meeting of its stockholders to seek approval for the proposed transaction, as well as certain other matters in connection with the proposed transaction. The proxy statement will also be mailed to warrant holders of Atlas in connection with a special meeting of its warrant holders to seek approval of an amendment to the Warrant Agreement that govern the terms of the warrants. Additional information regarding Atlas, Select Staffing, the proposed transaction and related matters will be available on Form 8-K as filed with the SEC.

About Atlas Acquisition Holdings Corp.

Atlas is a special purpose acquisition corporation formed in 2008 by James Hauslein, Chairman and Chief Executive Officer, and Gaurav Burman, President, for the purpose of effecting a business combination. On January 30, 2008, Atlas completed its initial public offering of 20,000,000 units for an offering price of $10.00 or an aggregate of $200,000,000. Each unit consists of one share of common stock, par value $.001, and one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $7.00 commencing on the consummation of a business combination. As of September 30, 2009, Atlas held approximately $200,045,752 in a trust account, which will be released at the consummation of the proposed transaction. For more information on Atlas, please refer to the SEC filings.

About Select Staffing

Select Staffing is a leading provider of temporary staffing services in the United States and is the largest provider of temporary staffing services in California. Through a network of company-owned and franchise agent offices, Select Staffing offers a wide range of temporary staffing solutions for over 200 job classifications across a range of service categories. Select Staffing provides its services in 45 states through 355 offices, of which 202 are company-owned and 153 are franchise agent offices.

Select Staffing has rapidly expanded its revenue and U.S. market share through numerous acquisitions and organic growth. Select Staffing has a proven track record of identifying and successfully integrating acquisitions, winning new clients and retaining existing clients. Select Staffing’s revenues have grown during the last four years at a compounded annual rate of nearly 36%, from $411 million in 2004 to over $1.4 billion in 2008.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Atlas will file with the Securities and Exchange Commission (“SEC”) a proxy statement. Atlas will mail the proxy statement to its stockholders. Atlas urges investors and security holders to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).

Atlas and its directors, executive officers and certain other members of management and employees may be soliciting proxies from Atlas stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Atlas stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Atlas’s executive officers and directors in its Reports on Form 10-K and other documents that have previously been filed with the SEC.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Atlas and Select Staffing and the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Atlas and Select Staffing, are subject to risks and uncertainties, which could cause actual results to differ materially from these forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: Atlas’ ability to complete a business combination and those other risks and uncertainties detailed in Atlas’ filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither Atlas nor Select Staffing assumes any obligation to update the information contained in this release.

Contact:

Erica Abrams, Lisa Laukkanen

The Blueshirt Group for Atlas Acquisition Holdings

415.217.5864

415.217.4967

erica@blueshirtgroup.com

lisa@blueshirtgroup.com